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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported): June 20, 2000



                              BANCFIRST OHIO CORP.
             (Exact name of registrant as specified in its charter)



Ohio                         0-18840                           31-1294136
(State or other              (Commission                    (IRS Employer
jurisdiction of              File Number)                   Identification No.)
incorporation)



                         422 Main Street, P.O. Box 4658
                             Zanesville, Ohio 43702
             (Address of principal executive offices, with zip code)



       Registrant's telephone number, including area code: (740) 452-8444

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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         On January 13, 2000, the Company entered into an Agreement and Plan of Reorganization with Milton Federal Financial Corporation ("MFFC") and Milton Federal Savings Bank to merge MFFC with and into the Company (the "Merger"), which was closed by the parties, with the merger effective on June 20, 2000. In connection with the Merger, the Company will issue .444 shares of its common stock and $6.80 for each of the 2,099,995 outstanding shares of MFFC. The Company will fund the cash portion of the acquisition through cash from operations. Attached hereto as Appendix A and incorporated herein by this reference is a copy of the press release issued by BancFirst Ohio Corp. on June 20, 2000.

         The terms of the Merger, including the purchase price and form of consideration, was the result of arms'-length negotiations between the parties. Prior to this transaction, there has been no material relationship between MFFC and the Company, its affiliates, any officer or director of the Company or any of their affiliates.

         In connection with the Merger, the Company will acquire all of the equipment and other physical property of MFFC and its wholly-owned subsidiary, Milton Federal Savings Bank ("MFSB"), consisting of equipment and physical property used in MFSB's banking business. The Company intends to continue to use the assets acquired in this transaction in the manner utilized by MFSB prior to the acquisition.

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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(a)      Financial Statements of businesses acquired

         Required financial statements are not included in this initial report. The Registrant will file an amendment to this Form 8-K within 60 days of the date hereof to include the required financial statements.

(b)      Pro forma financial information

         Required pro forma financial information is not included in this initial report. The Registrant will file an amendment to this Form 8-K within 60 days of the date hereof to include the required pro forma financial information.


(c)      Exhibits.

         2.1 Agreement and Plan of Reorganization by and among BancFirst Ohio Corp., The First National Bank of Zanesville, Milton Federal Financial Corporation and Milton Federal Savings Bank dated January 13, 2000 (incorporated by reference to Exhibit
                  2.1 of the Current Report on Form 8-K dated January 13, 2000).

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                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 20th day of June, 2000.

                                                BANCFIRST OHIO CORP.


                                                By: /s/ Kim M. Taylor
                                                   -----------------------------
                                                    Kim M. Taylor,
                                                    Chief Financial Officer

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                                   APPENDIX A



N  E  W  S    R  E  L  E  A  S  E                           BANCFIRST OHIO CORP.
                                                            422 MAIN STREET
                                                            ZANESVILLE, OH 43701
CONTACT:  KIM TAYLOR
(740) 588-6795                                              JUNE 20, 2000
--------------------------------------------------------------------------------
FOR IMMEDIATE RELEASE:

                 BANCFIRST OHIO CORP. CLOSES MERGER WITH MILTON
                 ----------------------------------------------
                          FEDERAL FINANCIAL CORPORATION
                          -----------------------------

ZANESVILLE, OHIO, June 20, 2000, BancFirst Ohio Corp. (NASDAQ - NMS: BFOH) announced today that it has closed the merger of Milton Federal Financial Corporation ("MFFC") into BancFirst Ohio Corp. ("BFOH"). BFOH is a single bank holding company, with The First National Bank of Zanesville as its wholly owned subsidiary. The bank operates as First National Bank in Muskingum County, Ohio, and as Bank First National, a division of The First National Bank of Zanesville in all other areas. It has nine full service banking offices in Muskingum County, six in Licking County, five in Franklin County and two banking locations in the Dayton area. The bank also has business lending centers in Columbus, Cleveland, Dayton, Cincinnati, Louisville, Indianapolis and Detroit and offers complete trust services through First Financial Services Group, N.A. and financial planning services through Chornyak & Associates, Inc., subsidiaries of First National Bank. MFFC, the holding company for Milton Federal Savings Bank has four offices located in Montgomery and Miami Counties. Simultaneous with the merger, Milton Federal Savings Bank has been merged into The First National Bank of Zanesville and will operate as Bank First National financial centers.

Under the terms of the merger agreement, BFOH exchanged .444 shares of its common stock and $6.80 for each of the 2,099,995 outstanding shares of MFFC. The merger will be accounted for as a purchase, and is expected to be accretive to earnings per share in the first full year of combined operations. Gary N. Fields, President and Chief Executive Officer of BFOH, states, "Milton Federal Financial Corporation represents a very strategic acquisition for BancFirst Ohio Corp. and significantly complements our existing financial centers in Bellbrook and Centerville. Under the direction of Glenn Aidt this company has maintained high asset quality and has expanded its presence in the rapidly growing Dayton area. We are pleased that Glenn will remain with BancFirst as Dayton area executive, and look forward to implementing our complete menu of community banking services to Milton Federal customers in the West Milton, Tipp City, Englewood, and Brookville communities. We now have a $1.5 billion bank along the

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I-70 corridor that is well positioned to pursue new growth opportunities." Glenn
Aidt states, "Milton Federal is excited to have found a merger partner that shares our community banking philosophy with a strong focus on customer service. We will now be able to offer a broader array of banking products which will include internet banking, trust services, financial planning services, and strong capabilities in small business banking."



This release contains certain estimates and projections regarding the combined company following the merger. These estimates and projections constitute forward-looking statements (within the meaning of the Private Securities Litigation reform act of 1995), which involve significant risks and uncertainties. Actual results may differ materially from the results discussed in these forward-looking statements. Internal and external factors that could cause such a difference include, but are not limited to: (1) expected cost savings from the mergers cannot be fully realized or realized within the expected time frame; (2) revenues following mergers are lower than expected; (3) competitive pressures among depository institutions increase significantly; (4) costs or difficulties related to the integration; (5) changes in the interest rate environment reduce net interest income; (6) general economic conditions deteriorate, either nationally or in the markets in which the combined company will be doing business; and (7) legislation or regulatory changes adversely affect the businesses in which the combined company would be engaged.